Exhibit 99.1

Dollar Tree, Inc. to Host Third Quarter Earnings Conference Call

CHESAPEAKE, Va. – November 10, 2011 – Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the third quarter ended October 29, 2011.

WHEN:	Thursday, November 17, 2011
9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800- 750-4984 for USA and Canadian calls or 913-981-5587 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of this call will be available through November 24 by dialing 888-203-1112 or 719-457-0820 (International). Please enter Passcode # 4249405.

CONTACT:	Dollar Tree, Inc., Chesapeake
Timothy J. Reid, 757-321-5284
www.DollarTree.com

Return to Form 8-K